UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 9, 2011 (November 30, 2011)

CORONUS SOLAR INC.
formerly, INSIGHTFULMIND LEARNING, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada   V6P 6G5
(Address of principal executive offices and Zip Code)

604-267-7078
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The financial advisory services agreement (the “Advisory Agreement”) we entered into with Source Capital Group, Inc. (“SCG”), as first reported in our Form 8-K filed with the SEC on August 9, 2011, has been amended. Under the original Advisory Agreement, our relationship with SCG was exclusive. Effective December 8, 2011, SCG will continue under the Advisory Agreement, but on a non-exclusive basis.

The close of escrow for the Vacant Land Purchase Agreement (the “Apple Valley East Agreement”), entered into by Coronus, as reported in our Form 8-K filed with the SEC on October 14, 2011, has been extended. Additionally, the time allotted for Coronus’ board of directors to approve the Apple Valley East Agreement, has also been extended. Under the Apple Valley East Agreement, effective November 30, 2011, the close of escrow has been extended to January 6, 2012, and the Apple Valley East Agreement is now subject to Coronus’ board of director approval on or before December 31, 2011.

The close of escrow for the Vacant Land Purchase Agreement (the “Yucca Valley East Agreement”), entered into by Coronus, as reported in our Form 8-K filed with the SEC on October 14, 2011, has been extended. Additionally, the time allotted for Coronus’ board of directors to approve the Yucca Valley East Agreement, has also been extended. Under the Yucca Valley East Agreement, effective December 3, 2011, the close of escrow has been extended to January 6, 2012, and the Yucca Valley East Agreement is now subject to Coronus’ board of director approval on or before December 31, 2011.

    We sought the above extensions to the Apple Valley East Agreement and the Yucca Valley East Agreement because we require additional time to determine whether the properties will be suitable for solar photovoltaic developments under the California Public Utilities Commission’s feed-in tariff program for small generators.

ITEM 7.01                      REGULATION FD DISCLOSURE.

We announced today the amendment of the Advisory Agreement, as disclosed above under Item 1.01. We announced today also the extensions to the Apple Valley East Agreement and the Yucca Valley East Agreement, as disclosed above under Item 1.01.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 9th day of December, 2011.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk
President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer and a member of the Board of Directors